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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to a Registration Statement registering under the Securities Act of 1933, as amended, Common Shares of the Corporation, and participation interests, for sale to participants under the Lectron Products, Inc. Retirement Savings Plan, and to any and all amendments to that Registration Statement, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1996.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Beverly, Massachusetts, this 28th day of June, 1995.

/s/ William E. Butler                      /s/ Alexander M. Cutler
---------------------------                ------------------------------
William E. Butler, Chairman                Alexander M. Cutler, Executive
and Chief Executive Officer;               Vice President and Chief
Principal Executive Officer;               Operating Officer--Controls;
Director                                   Director


/s/ John S. Rodewig                        /s/ Ronald L. Leach
-----------------------------              ------------------------------
John S. Rodewig, President                 Ronald L. Leach, Vice
and Chief Operating Officer--              President--Accounting;
Vehicle Components; Director               Principal Accounting Officer


/s/ Stephen R. Hardis                      /s/ Neil A. Armstrong
-----------------------------              ------------------------------
Stephen R. Hardis,                         Neil A. Armstrong, Director
Vice Chairman and Chief
Financial and Administrative
Officer; Principal Financial
Officer; Director

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
/s/ Phyllis B. Davis                       /s/ Furman C. Moseley
-----------------------------              ------------------------------
Phyllis B. Davis, Director                 Furman C. Moseley, Director



/s/ Ernie Green                            /s/ Victor A. Pelson
-----------------------------              ------------------------------
Ernie Green, Director                      Victor A. Pelson, Director



/s/ Charles E. Hugel                       /s/ A. William Reynolds
-----------------------------              ------------------------------
Charles E. Hugel, Director                 A. William Reynolds, Director



/s/ John R. Miller                         /s/ Gary L. Tooker
-----------------------------              ------------------------------
John R. Miller, Director                   Gary L. Tooker, Director